UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 16, 2021

Huntington Bancshares Incorporated

(Exact Name of Registrant as Specified in Charter)

Maryland	1-34073	31-0724920
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

41 South High Street, Columbus, Ohio 43287

(Address of Principal Executive Offices, and Zip Code)

(614) 480-2265

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Depositary Shares (each representing a 1/40th interest in a share of 5.875% Series C Non-Cumulative, perpetual preferred stock)	HBANN	NASDAQ
Depositary Shares (each representing a 1/40th interest in a share of 4.500% Series H Non-Cumulative, perpetual preferred stock)	HBANP	NASDAQ
Depositary Shares (each representing a 1/1000th interest in a share of 5.70% Series I Non-Cumulative, perpetual preferred stock)	HBANM	NASDAQ
Common Stock-Par Value $0.01 per Share	HBAN	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Indenture and Notes

On August 16, 2021 (the “Issue Date”), Huntington Bancshares Incorporated (“Huntington”) completed its previously announced private offering of $500 million principal amount of 2.487% Fixed-to-Fixed Rate Subordinated Notes due 2036 (the “Notes”), pursuant to the Subordinated Debt Indenture, dated as of December 29, 2005 (the “Base Indenture”), between Huntington and The Bank of New York Mellon Trust Company, N.A. (as successor in interest to JPMorgan Chase Bank, N.A.) (the “Trustee”), as supplemented by the Second Supplemental Indenture, dated as of August 16, 2021, between Huntington and the Trustee (together with the Base Indenture, the “Indenture”), which governs the terms of the Notes.

Interest on the Notes is payable semi-annually in arrears on February 15 and August 15 of each year, commencing on February 15, 2022. The Notes will mature on August 15, 2036 (the “Maturity Date”). The Notes will bear interest (i) during the period from and including the Issue Date to, but excluding, August 15, 2031 (the “Reset Date”) or the date of earlier redemption, at a fixed rate of 2.487% per annum and (ii) during the period from and including the Reset Date to, but excluding, the Maturity Date or the date of earlier redemption at a rate per annum which will be equal to the five-year U.S. Treasury Rate as of the day falling two business days prior to the Reset Date, plus 1.170%. Huntington expects to use the net proceeds from the sale of the Notes for general corporate purposes, which may include, among other things, supporting asset growth of Huntington’s subsidiaries.

The Notes were offered and sold only to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), and to non-U.S. persons outside the United States in reliance on Regulation S under the Securities Act. The Notes have not been and will not be initially registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent an effective registration statement or an applicable exemption from registration requirements or a transaction not subject to the registration requirements of the Securities Act or any state securities laws.

The Notes are unsecured obligations of Huntington, subordinated in right of payment to the payment of Huntington’s existing senior debt and rank equal in right of payment to all of Huntington’s existing and future subordinated indebtedness that is not specifically stated to be junior to the Notes.

On the Reset Date, Huntington may redeem the Notes in whole but not in part, subject to obtaining the prior approval of the Board of Governors of the Federal Reserve System (the “Federal Reserve”) to the extent such approval is then required under the rules of the Federal Reserve, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the redemption date. Huntington may also redeem the Notes at any time prior to the Maturity Date, in whole, but not in part, subject to obtaining the prior approval of the Federal Reserve, to the extent such approval is then required under the rules of the Federal Reserve, within 90 days after the occurrence of a Tax Event, a Tier 2 Capital Event (each as defined in the Indenture) or if Huntington is required to register as an investment company act pursuant to the Investment Company Act of 1940, in each case, at a redemption price equal to 100% of the principal amount of the Notes, plus any accrued and unpaid interest to, but excluding, the redemption date.

Registration Rights Agreement

In connection with the issuance of the Notes, Huntington entered into the Registration Rights Agreement (the “Registration Rights Agreement”), dated as of August 16, 2021, by and among Huntington and Credit Suisse Securities (USA) LLC, Citigroup Global Markets Inc., Goldman Sachs & Co. LLC and Huntington Securities, Inc., as representatives of the initial purchasers with respect to the Notes. Pursuant to the Registration Rights Agreement, Huntington has agreed, among other things, to use commercially reasonable efforts to file a registration statement with the Securities and Exchange Commission (the “SEC”) with respect to a registered offer to exchange the Notes for new notes (the “Exchange Notes”) under the Securities Act having terms substantially identical in all material respects to the Notes (except that the Exchange Notes will not contain terms with respect to transfer restrictions) and cause the registration statement to be declared effective within 270 days of the issuance of the Notes or, in certain circumstances, to file a shelf registration statement with respect to resales of the Notes.

The foregoing descriptions of the Notes, the Indenture and the Registration Rights Agreement do not purport to be complete and are qualified in their respective entireties by reference to the full text of the Second Supplemental Indenture, the form of Note and the Registration Rights Agreement, which are filed as Exhibits 4.1, 4.2 and 4.3 hereto respectively and are incorporated by reference herein. The Base Indenture was previously filed with the SEC as Exhibit 4(e) to Form S-3 (File No. 333-131143) on January 19, 2006 and is incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

4.1	Second Supplemental Indenture, dated as of August 16, 2021, between Huntington Bancshares Incorporated and The Bank of New York Mellon Trust Company, N.A. (as successor in interest to JPMorgan Chase Bank, N.A.), as Trustee

4.2	Form of 2.487% Fixed-to-Fixed Rate Subordinated Notes due 2036 (included as Exhibit A to Exhibit 4.1 hereto)

4.3	Registration Rights Agreement, dated August 16, 2021, by and among Huntington Bancshares Incorporated, Credit Suisse Securities (USA) LLC, Citigroup Global Markets Inc., Goldman Sachs & Co. LLC and Huntington Securities, Inc.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 16, 2021

HUNTINGTON BANCSHARES INCORPORATED

By:	/s/ Jana J. Litsey
Name:	Jana J. Litsey
Title:	General Counsel

[Signature Page to Issuance Closing 8-K]